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                                                                   EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 21, 1998, in the Registration Statement (Form S-4) and related Prospectus of AMETEK, Inc. for the registration of $225,000,000 in 7.20% Senior Notes due 2008.

                                          /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
August 10, 1998